EXECUTION VERSION
CONSENT AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS CONSENT AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 14th day of February, 2014 by and among THE PRIVATEBANK AND TRUST COMPANY (“Lender”), LAWSON PRODUCTS, INC., a Delaware corporation (“Lawson Products Delaware”), LAWSON PRODUCTS, INC., an Illinois corporation (“Lawson Products Illinois”), DRUMMOND AMERICAN LLC, an Illinois limited liability company (“Drummond American”), CRONATRON WELDING SYSTEMS LLC, a North Carolina limited liability company (“Cronatron Welding”), SHIRE DIVESTITURE COMPANY, a Nevada corporation (“Shire Divestiture”), BARON DIVESTITURE COMPANY, an Illinois corporation (“Baron Divestiture”), and AUTOMATIC SCREW MACHINE PRODUCTS COMPANY, INC., an Alabama corporation (“Automatic Screw Machine”; Lawson Products Delaware, Lawson Products Illinois, Drummond American, Cronatron Welding, Shire Divestiture, Baron Divestiture and Automatic Screw Machine are individually referred to herein each as a “Borrower” and collectively as “Borrowers”).
W I T N E S S E T H:
WHEREAS, Lender and Borrowers are party to that certain Loan and Security Agreement dated as of August 8, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, Automatic Screw Machine has informed Lender that it desires to sell to Nelson Stud Welding, Inc., a Delaware corporation (“Buyer”), and Buyer desires to purchase from Automatic Screw Machine, pursuant to the terms and conditions of that certain Asset Purchase Agreement by and between Buyer, Automatic Screw Machine, Baron Divestiture and Lawson Products Delaware dated as of October 11, 2013 (the “Purchase Agreement”), the Purchased Assets (as such term is defined in the Purchase Agreement) (such disposition by Automatic Screw Machine, the “Asset Disposition”), and Lawson Products Delaware desires to provide an unsecured guaranty of the obligations of Automatic Screw Machine and Baron Divestiture under the Purchase Agreement and the other Ancillary Documents (as such term is defined in the Purchase Agreement) to which each is a party pursuant to Section 11.17 of the Purchase Agreement (the “Lawson APA Guaranty”);
WHEREAS, pursuant to the terms of the Purchase Agreement and concurrently with the consummation of the Asset Disposition, Baron Divestiture and Buyer shall enter into the Real Property Lease (as such term is defined in the Purchase Agreement) pursuant to which, on the terms and subject to the conditions set forth therein, (i) Baron Divestiture shall lease to Buyer the Owned Real Property (as such term is defined in the Purchase Agreement) (the “Real Property Lease Transaction”) and (ii) (A) Buyer shall have the option to purchase the Owned Real Property from Baron Divestiture and (B) Baron Divestiture shall have the option to require Buyer to purchase the Owned Real Property from Baron Divestiture (collectively, the “Real Property Conveyance Transaction”; and together with the Real Property Lease Transaction, the “Real Property Transactions”);
WHEREAS, Borrowers have requested that Lender provide certain consents and agree to amend the Loan Agreement in certain other respects as set forth herein, including, without limitation, to amend the Minimum EBITDA covenant set forth in Section 14.1.1 of the Loan Agreement to reflect the sale of the Purchased Assets; and

WHEREAS, Lender is willing to provide such consents and make such amendments, in each case, subject to the terms, conditions and other provisions hereof.
NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:
Section 1    Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement are inconsistent with the amendments set forth in Section 4 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and the provisions thereof shall be binding on the parties hereto.

Section 2    Consent to Asset Disposition, Lawson APA Guaranty and Real Property Transactions. Effective solely upon satisfaction of each of the conditions precedent set forth in Section 2(a) or 2(b), as applicable, and in Section 5 below, in reliance upon the representations and warranties of the Loan Parties set forth in this Amendment, and subject to the other terms and conditions of this Amendment:

(a)    Notwithstanding Sections 13.4 and 13.14, as applicable, of the Loan Agreement, Lender hereby consents to each of the Asset Disposition, the Lawson APA Guaranty and the Real Property Lease Transaction, each as set forth in the Purchase Agreement as in effect on October 11, 2013 or the Ancillary Documents as in effect on the date hereof, provided that the effectiveness of each such consent is subject to the following conditions:

(i)    the Purchase Agreement and the Ancillary Documents shall be in form and substance reasonably acceptable to Lender;

(ii)    Lender shall have received a confirmation in writing on behalf of the Borrowers from an authorized officer of the Representative (or an agent of the Borrowers) to the effect that the conditions for closing set forth in the Purchase Agreement have been satisfied or waived by the appropriate party (or parties), the closing deliveries set forth in the Purchase Agreement have been delivered and that the Asset Disposition and Real Property Lease Transaction have been consummated (except for receipt of the funds to pay the cash portion of the purchase price for the Purchased Assets);

(iii)    upon receipt, the Borrowers shall immediately deliver no less than $11,000,000.00 of the net proceeds received in connection with the Purchase Agreement to Lender to be applied to prepay the outstanding Revolving Loans without a reduction in the Revolving Loan Commitment; and

(iv)    the Lawson APA Guaranty is unsecured as of the Closing Date (as such term is defined in the Purchase Agreement).

(b)    Notwithstanding Sections 13.4 and 13.14, as applicable, of the Loan Agreement, Lender hereby consents to the Real Property Conveyance Transaction, as set forth in the Real Property Lease as in effect on the date hereof, provided that the effectiveness of such consent is subject to the following conditions:

(i)    each of the conditions precedent set forth in Section 2(a) of this Amendment shall have been satisfied; and

(ii)    upon receipt, the Borrowers shall immediately deliver the proceeds received in connection with the Real Property Conveyance Transaction to Lender for application to the Obligations as required under Section 2.6.5(a) of the Loan Agreement.

(c)    The foregoing consent is expressly limited to the specific transactions described above in this Section 2, and shall not be deemed or otherwise construed to constitute a consent to any other transaction, whether or not similar to the transaction described above in this Section 2. Lender has granted the consent set forth in this Section 2 in this particular instance and in light of the facts and circumstances that presently exist, and the grant of such consent shall not constitute a course of dealing or impair Lender's right to withhold any similar consent or waiver in the future.

Section 3    Automatic Release of Security Interest in Purchased Assets and Owned Real Property; Delivery of Release.

(a)    Effective solely upon satisfaction of the conditions precedent set forth in Section 2(a) and Section 5 of this Amendment, Lender agrees (i) that all security interests and liens granted to Lender in the Purchased Assets (for the avoidance of doubt, excluding the Excluded Assets (as such term is defined in the Purchase Agreement)), but not the proceeds thereof, pursuant to the Loan Agreement shall be deemed to have automatically been released and terminated, (ii) that Borrowers and/or Borrowers’ agent are authorized to file the UCC amendment statement in the form attached hereto as Exhibit A, (iii) to promptly execute and deliver to Borrowers that certain Release of Security Interest in Trademarks in the form attached hereto as Exhibit B, which Borrowers and/or Borrowers’ agent are then authorized to file, and (iv) to promptly execute and deliver to Borrowers and/or Borrowers’ agent, and to authorize each of the Borrowers and Borrower’s agent to file such other releases of liens, discharges, terminations and other documents as any of the Borrowers may reasonably request from time to time in order to effect and evidence the release and termination of all liens and security interests granted to Lender in the Purchased Assets.

(b)    Effective solely upon satisfaction of the conditions precedent set forth in Section 2(b) and Section 5 of this Amendment, Lender agrees upon consummation of the Real Property Conveyance (i) that all security interests and liens granted to Lender in the fixtures located in or on the Owned Real Property, but not the proceeds thereof, pursuant to the Loan Agreement shall be deemed to have automatically been released and terminated, and (ii) to promptly execute and deliver to Borrowers and/or Borrowers’ agent, and to authorize each of the Borrowers and Borrower’s agent to file such other releases of liens, discharges, terminations and other documents as any of the Borrowers may reasonably request from time to time in order to effect and evidence the release and termination of all liens and security interests granted to Lender in the Owned Real Property and the fixtures located in or on the Owned Real Property.

Section 4    Amendment of the Loan Agreement. Upon satisfaction of the conditions precedent set forth in Sections 2(a) and 5 of this Amendment and in reliance on the representations and warranties made by the Loan Parties set forth herein, the Loan Agreement is hereby amended as follows:

(a)    The Loan Agreement is amended by adding the following new Section 12.2.10 to the Loan Agreement immediately following Section 12.2.9 thereof to read as follows:

12.2.10 Purchase Agreement Notices. Promptly and in any event within fifteen (15) Business Days of receipt thereof, with respect to the Purchase Agreement (as defined below) and each of the other Ancillary Documents (as such term is defined in the Purchase Agreement), deliver copies of any notices received by any Loan Party or any Subsidiary of (x) any purchase price or other monetary adjustments exceeding $250,000 in the aggregate, (y) any breaches or violations or claims of any kind exceeding $250,000 in the aggregate, including, without limitation, with respect to representations and warranties, covenants, indemnification, guaranties or otherwise, or (z) any proposed material amendment(s) or other material modification(s) with respect to any such documents, together with a fully executed copy or copies of any such amendment(s) or other modification(s) when the same becomes available solely with respect to this clause (z).
(b)    The Loan Agreement is amended by inserting the following clause (g) into Section 13.14 immediately following clause (f) thereof (but before the period at the end thereof) to read as follows:

; and (g) an unsecured guaranty by Lawson Products Delaware of the obligations of Automatic Screw Machine and Baron Divestiture under the Purchase Agreement pursuant to Section 11.17 thereof as in effect on the date hereof
Section 5    Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions:

(a)    Lender shall have received a fully executed copy of this Amendment; and

(b)    The representations and warranties set forth in Section 7 below shall be true and correct.

Section 6    Post-Closing Obligations. The Loan Parties agree to deliver to Lender, in form and substance reasonably satisfactory to Lender, the following items, on or before the dates specified with respect to such items, or such later dates as may be agreed to by Lender, in its sole discretion, and the failure of the Loan Parties to make any delivery described below, within the specified time period indicated below with respect thereto (or such later date as may have been agreed to by Lender in its sole discretion), shall constitute an Event of Default under the Loan Agreement: (a) within thirty (30) days following the consummation of the Asset Disposition, the Loan Parties shall deliver to Lender fully executed copies of the Purchase Agreement, the Ancillary Documents and all other documents related to the Purchase Agreement, including, without limitation, all schedules, exhibits, and other attachments related thereto. Until all Obligations are paid in full (other than contingent indemnification obligations for which no claims have been asserted), all Letters of Credit are returned to the L/C Issuer for cancellation (or are Cash Collateralized) and the Loan Documents terminate, the Loan Parties hereby covenant and agree that the Lawson APA Guaranty shall be unsecured at all times after the Closing Date.

Section 7    Representations and Warranties. Each Loan Party hereby represents and warrants, in each case after giving effect to this Amendment, to Lender as follows:

(a)    The representations and warranties of each Loan Party in the Loan Agreement and each of the other Loan Documents to which it is a party shall be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) on the date hereof, except for representations and warranties that expressly relate to an earlier date which must be true and correct as of such earlier date;

(b)    No Default or Event of Default exists;

(c)    Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing;

(d)    The execution, delivery and performance by each Loan Party of this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action; and

(e)    This Amendment and each other document, agreement and instrument executed by each Loan Party in connection with each of the foregoing constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability.

Section 8    Fees and Expenses. Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of or incurred by Lender, including, but not limited to, legal expenses and reasonable attorneys’ fees, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

Section 9    Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

Section 10    No Modification; No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term of condition contained in the Loan Agreement or any other Loan Document or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Lender reserves all rights, privileges and remedies under the Loan Documents. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the Loan Documents.

Section 11    Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 12    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof.

Section 13    Governing Law; Other Waivers. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois. Section 18.11 of the Loan Agreement is incorporated herein by reference, mutatis mutandis.

Section 14    Release. In consideration of Lender’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharges Lender and its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Lender or any other Released Person which relates, directly or indirectly, to any acts of omissions of Lender or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof.

[SIGNATURE PAGE FOLLOWS]

(Signature Page to Consent and Third Amendment to Loan and Security Agreement)
IN WITNESS WHEREOF, the parties hereto have duly executed this Consent and Third Amendment to Loan and Security Agreement as of the date first above written.
BORROWERS:
LAWSON PRODUCTS, INC., a Delaware corporation

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Executive Vice President, Chief Financial Officer

LAWSON PRODUCTS, INC., an Illinois corporation

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Executive Vice President, Chief Financial Officer

DRUMMOND AMERICAN LLC, an Illinois limited liability company

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Vice President

CRONATRON WELDING SYSTEMS LLC, a North Carolina limited liability company

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Vice President

AUTOMATIC SCREW MACHINE PRODUCTS COMPANY, INC., an Alabama corporation

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Vise President

(Signature Page to Consent and Third Amendment to Loan and Security Agreement)
BORROWERS (con't):
SHIRE DIVESTITURE COMPANY, a Nevada corporation

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Vice President

BARON DIVESTITURE COMPANY, an Illinois corporation

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Vice President

(Signature Page to Consent and Third Amendment to Loan and Security Agreement)

LENDER:
THE PRIVATEBANK AND TRUST COMPANY

By: /s/ Joseph G. Fudacz
Joseph G. Fudacz
Managing Director